________________________________________________________________________________

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 26, 2005


                             UNIONBANCAL CORPORATION
             ______________________________________________________
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        Delaware                      001-15081                  94-1234979
________________________            ____________             ___________________
(State of Incorporation)            (Commission                 (IRS Employer
                                    File Number)             Identification No.)

                              400 California Street
                          San Francisco, CA 94104-1302
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                               Tel. (415) 765-2969
               __________________________________________________
               Registrant's telephone number, including area code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On November 1, 2005, each non-employee director of UnionBanCal will receive a restricted stock award under the Year 2000 UnionBanCal Management Stock Plan with a fair market value of $55,000 as of July 27, 2005. These awards will vest in full on July 1, 2006.

         On November 1, 2005, Mr. Dean Yoost, a new director of UnionBanCal Corporation, will receive a restricted stock award under the Year 2000 UnionBanCal Management Stock Plan with a fair market value of $110,000 as of October 26, 2005. Two-thirds of this award will vest on November 1, 2006 and the remaining portion will vest equally on November 1, 2007 and November 1, 2008.

         The restricted stock awards for non-employee directors were further described in UnionBanCal Corporation's Form 8-K dated July 27, 2005. The form of restricted stock award agreement for non-employee directors of UnionBanCal Corporation will be filed with UnionBanCal Corporation's 2005 Annual Report.

5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         (b) RESIGNATION OF DIRECTORS. Effective October 26, 2005, Takahiro Moriguchi resigned as a Director of UnionBanCal Corporation and Norimichi Kanari resigned as a Director of Union Bank of California, N.A.

         (d) ELECTION OF DIRECTORS.

         Effective October 26, 2005, Dean A. Yoost was elected a Director of UnionBanCal Corporation and a Director of Union Bank of California, N.A. and a member of the Board's Audit Committee and Public Policy Committee. Mr. Yoost, 55, retired from PricewaterhouseCoopers in July 2005, where he held various Partner positions in Tokyo, Beijing, Los Angeles, New York, Minneapolis and Irvine since 1974; most recently as the Managing Partner of the Orange County practice and as the Western Region Leader of Dispute Analysis and Investigations. He served on PriceWaterhouseCooper's Global Oversight Board, comprised of the most senior partners in the firm, from 2001 until his retirement. Mr. Yoost has served as a Director of Emulex Corporation since August 2005.

         Effective October 26, 2005, Masashi Oka was elected a Director of UnionBanCal Corporation and a Director of Union Bank of California, N.A. and a member of the Board's Executive Committee and Finance & Capital Committee. Mr. Oka, 50, was elected Vice Chairman and a major policy-making officer of UnionBanCal Corporation and Union Bank of California, N.A. on July 27, 2005. Beginning in 1998, Mr. Oka held the following positions with The Bank of Tokyo-Mitsubishi, Ltd.: Chief Manager, Corporate Banking Division No. 2 until April 2001; General Manager, Syndications Office, Structured Finance Division until October 2002; General Manager, Global Syndications Office, Debt Finance Division until June 2004; and General Manager & Global Head, Syndicated Finance Division until April 2005. From April 2005 until June 2005, Mr. Oka was Chairman of the Japan Syndication and Loan-Trading Association.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   October 26, 2005


                                           UNIONBANCAL CORPORATION


                                           /s/ JOHN H. MCGUCKIN, JR.
                                           ____________________________________
                                           By: John H. McGuckin, Jr.
                                               EVP, GENERAL COUNSEL & SECRETARY
                                               (DULY AUTHORIZED OFFICER)